UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 1, 2025

OPTIMUMBANK HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	001-42447	55-0865043
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

2929 East Commercial Boulevard		33308
Ft. Lauderdale, Florida		(Zip Code)
(Address of principal executive offices)

(954) 776-2332

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of exchange on which registered
Common Stock	OPHC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1933 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 1, 2025, OptimumBank Holdings, Inc. (the “Company”) entered into Amendment No. 1 to At Market Issuance Sales Agreement (the “Amendment”) with Compass Point Research & Trading, LLC. The Amendment amends that certain At Market Issuance Sales Agreement dated August 9, 2024 (the “Agreement”) by adding A.G.P./Alliance Global Partners to the group of Agents (as defined in the Amendment).

Contemporaneously with entering into the Amendment, the Company filed with the Securities and Exchange Commission (the “SEC”), pursuant to Rule 424(b)(5), a Prospectus Supplement No. 1 (the “Supplement”) to the Company’s prospectus dated August 20, 2024. The Supplement discloses the addition of A.G.P. / Alliance Global Partners as an Agent.

The offering of the shares pursuant to the Agreement and the Amendment is made pursuant to the Company’s registration statement on Form S-3 (File No. 333-281430), filed by the Company with the SEC on August 9, 2024, the prospectus dated August 20, 2024, and the Supplement filed by the Company with the SEC on July 1, 2025.

The foregoing summary of the Amendment is qualified by reference to its full text, a copy of which is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Name	Filed Herewith
1.1	Amendment No. 1 to At Market Issuance Sales Agreement with Compass Point Research & Trading LLC and A.G.P./Alliance Global Partners, dated July 1, 2025 (Exhibit 2 has been redacted)	*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)	*

The information in this report (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMUMBANK HOLDINGS, INC.

Date: July 1, 2025

By:	/s/ Moishe Gubin
Moishe Gubin
Chairman of the Board of Directors